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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported)   October 24, 1996
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           FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
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             (Exact Name of Registrant as Specified in its Charter)



                                     Ohio
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                            (State of Organization)



      1-6249                                       34-6513657
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(Commission File Number)            (I.R.S. Employer Identification No.)


55 Public Square, Suite 1900, Cleveland, Ohio                  44113
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(Address of Principal Executive Offices)                   (Zip Code)


                                (216) 781-4030
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              (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

     On October 24, 1996, First Union Real Estate Equity and Mortgage Investments, an Ohio real estate investment trust ("First Union"), announced the pricing of an offering of 2,000,000 shares of its Series A Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, $25.00 par value per share (the "Series A Preferred Shares"). Copies of the announcement and the underwriting agreement relating to the Series A Preferred Shares are filed as exhibits hereto and are hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)  Exhibits.


 EXHIBIT NO.  DOCUMENT DESCRIPTION
 -----------  --------------------
 1(a)          Underwriting Agreement dated October 23, 1996
               among Sutro & Co. Incorporated, BT
               Securities Corporation and Tucker
               Anthony Incorporated and First Union
               Real Estate Equity and Mortgage
               Investments.

 4(a)          Certificate of Designations for
               the Series A Preferred Shares.

 4(b)          Form of certificate of Series A
               Preferred Shares.

 99(a)         Press Release dated October 24, 1996.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST UNION REAL ESTATE EQUITY AND
                                                  MORTGAGE INVESTMENTS



Dated:  October 24, 1996               By:   /s/ John J. Dee
                                             ----------------------------
                                             John J. Dee
                                             Senior Vice President
                                             and Chief Accounting Officer